UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2013

3D PIONEER SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-184026	27-1679428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Casa James, Callevenus, Playa Del Sol, Estepona, Marbella, Spain 29680
(Address of principal executive offices, including zip code)

00447924293928
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.01              Changes in Control of Registrant.

Effective November 4, 2013, Alexandros Tsingos purchased a total of 2,002,000 shares of 3D Pioneer Systems, Inc., a Nevada corporation (“Corporation”), common stock from Iris Hill and Francis Ciganek, both were a previous officers and directors of the Corporation, in a private transaction for an aggregate total cost of $20,000USD. The shares purchased by Mr. Tsingos amount to approximately 43.3% of the Corporation’s currently issued and outstanding common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Alexandros Tsingos
Alexandros Tsingos, President and Director

Dated: November 4, 2013